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                                                                    EXHIBIT 10.2

                             STOCK OPTION AGREEMENT

         AGREEMENT made as of the 7th day of May, 2001, by and between LADENBURG THALMANN FINANCIAL SERVICES INC., a Florida corporation (the "Company"), and David Thalheim (the "Consultant").

         WHEREAS, on April 13, 2001, pursuant to the terms and conditions of the Company's 1999 Performance Equity Plan (the "Plan"), the Board of Directors of the Company or the Committee (as such term is defined in the Plan) authorized the grant to the Consultant of an option (the "Option") to purchase an aggregate of 100,000 shares of the authorized but unissued common stock of the Company, par value $0.0001 (the "Common Stock"), in connection with and pursuant to the Second Amendment to the Employment Agreement, dated as of February 8, 2001, between Consultant, GBI Capital Partners Inc. and the Company ("Resignation Agreement"), and conditioned upon the Consultant's acceptance of the Option upon the terms and conditions set forth in this Agreement and subject to the terms of the Plan (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Plan); and

         WHEREAS, the Consultant desires to acquire the Option on the terms and conditions set forth in this Agreement and subject to the terms of the Plan;

         IT IS AGREED:

         1. GRANT OF STOCK OPTION. The Company hereby grants the Consultant the Option to purchase all or any part of an aggregate of 100,000 shares of Common Stock (the "Option Shares") on the terms and conditions set forth herein and subject to the provisions of the Plan.

         2. NON-INCENTIVE STOCK OPTION. The Option represented hereby is not intended to qualify as an "Incentive Stock Option" under Section 422 of the Internal Revenue Code of 1986, as amended.

         3. EXERCISE PRICE. The exercise price of the Option shall be $3.05 per share, subject to adjustment as hereinafter provided.

         4. EXERCISABILITY. This Option shall be fully vested as of the date hereof and shall remain exercisable from May 7, 2001 until the close of business on May 7, 2011 (the "Exercise Period").

         5. WITHHOLDING TAX. Not later than the date as of which an amount first becomes includible in the gross income of the Consultant for Federal income tax purposes with respect to the Option, the Consultant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under the Plan



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and pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Consultant from the Company.

         6. ADJUSTMENTS. In the event of any reorganization, consolidation, dividend (other than cash dividend), stock split, reverse stock split, or other similar change in corporate structure affecting the number of issued shares of Common Stock as a whole, the Company shall proportionally adjust the number and kind of Option Shares and the exercise price of the Option in order to prevent the dilution or enlargement of the Consultant's proportionate interest in the Company and his rights hereunder, provided that the number of Option Shares shall always be a whole number.

         7. METHOD OF EXERCISE.

                  7.1 NOTICE TO THE COMPANY. The Option shall be exercised in whole or in part by written notice in substantially the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice.

                  7.2 DELIVERY OF OPTION SHARES. The Company shall deliver a certificate for the Option Shares to the Consultant as soon as practicable after payment therefor.

                  7.3 PAYMENT OF PURCHASE PRICE.

                           7.3.1 CASH PAYMENT. The Consultant shall make cash
payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; the Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

                           7.3.2 CASHLESS PAYMENT. At the election of the
Consultant, the purchase price for any or all of the Option Shares to be acquired may be paid by: (i) the surrender of shares of Common Stock of the Company held by or for the account of the Consultant with a "fair market value" equal to the purchase price multiplied by the number of Option Shares to be purchased, or (ii) the surrender of any exercisable but unexercised portion of the Option having a "value" equal to the purchase price multiplied by the number of Option Shares to be purchased. In either case, the fair market value of the surrendered shares or the value of the options shall be determined as of the date of exercise as follows: "Fair market value" of the Common Stock means, as of the exercise date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last day trading day preceding such date, as reported by the exchange or Nasdaq, as



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the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price of the Common Stock on the last trading day preceding such date for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Company shall determine, in good faith. The "value" of a surrendered portion of the Option means, as of the exercise date, an amount equal to the excess of the total fair market value of the shares of Common Stock underlying the surrendered portion of the Option (as determined in accordance with the immediately preceding sentence) over the total purchase price of such shares of Common Stock underlying the surrendered portion of the Option. The Company shall issue a certificate or certificates evidencing the Option Shares as soon as practicable after the notice and payment is received. The certificate or certificates evidencing the Option Shares shall be registered in the name of the person or persons so exercising the Option.

                           7.3.3 PAYMENT THROUGH BANK OR BROKER. At the election
of the Consultant, the Consultant may make arrangements satisfactory to the Company with a Bank or broker who is member of the National Association of Securities Dealers, Inc. to either (a) sell on the exercise date a sufficient number of the Option Shares being purchased so that the net proceeds of the sale transaction will at least equal the Exercise Price multiplied by the number of Option Shares being purchased pursuant to such exercise, plus the amount of any applicable withholding taxes and pursuant to which the bank or broker undertakes irrevocably to deliver the full Exercise Price multiplied by the number of Option Shares being purchased pursuant to such exercise, plus the amount of any applicable withholding taxes to the Company on a date satisfactory to the Company, but no later than the date on which the sale transaction would settle in the ordinary course of business or (b) obtain a "margin commitment" from the bank or broker pursuant to which the bank or broker undertakes irrevocably to deliver the full Exercise Price multiplied by the number of Option Shares being purchased pursuant to such exercise, plus the amount of any applicable withholding taxes to the Company, immediately upon receipt of the Option Shares.

                           7.3.4 PAYMENT PRICE OF WITHHOLDING TAX. Any required
withholding tax may be paid in cash or with Common Stock in accordance with Sections 7.3.1., 7.3.2. or 7.3.3

                           7.3.5 EXCHANGE ACT COMPLIANCE. Notwithstanding the
foregoing, the Company shall have the right to reject payment in the form of Common Stock if in the opinion of counsel for the Company, (i) it could result in an event of "recapture" under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"); (ii) such shares of Common Stock may not be sold or transferred to the Company; or (iii) such transfer could create legal difficulties for the Company.

         8. NONASSIGNABILITY. The Option shall not be assignable or transferable except by will or by the laws of descent and distribution in the event of the death of the Consultant. No transfer of the Option by the Consultant by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.



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      9.  COMPANY REPRESENTATIONS. The Company hereby represents and warrants to the Consultant that:

                  (1) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

                  (2) the Option Shares, when issued and delivered by the Company to the Consultant in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

      10. CONSULTANT REPRESENTATIONS. The Consultant hereby represents and warrants to the Company that

                  (1) he is acquiring the Option and shall acquire the Option Shares for his own account and not with a view towards the distribution thereof;

                  (2) he has received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

                  (3) he understands that he must bear the economic risk of the investment in the Option Shares, which cannot be sold by his unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

                  (4) in his position with the Company, he has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                  (5) he is aware that the Company may place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

                  (6) if, at the time of issuance of the Option Shares, the issuance of such shares have not been registered under the 1933 Act, the certificates evidencing the Option Shares may bear the following legend:



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                  "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

         11. RESTRICTION ON TRANSFER OF OPTION SHARES. Anything in this Agreement to the contrary notwithstanding, the Consultant hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, and (ii) the Consultant has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

         12. MISCELLANEOUS.

                  12.1 NOTICES. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, postage prepaid to the Company at its principal executive office and to the Consultant at his address set forth below, or to such other address as either party shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

                  12.2 CONFLICTS WITH PLAN. This Agreement and the Option shall, in all respects, be subject to the terms and conditions of the Plan, whether or not stated herein. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

                  12.3 SHAREHOLDER RIGHTS. The Consultant shall not have any of the rights of a shareholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option.

                  12.4 WAIVER. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

                  12.5 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the Consultant and the Company.

                  12.6 BINDING EFFECT; SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to



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confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

         12.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

         12.8 HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

Consultant:                         LADENBURG THALMANN FINANCIAL SERVICES INC.


/s/ DAVID THALHEIM                  By:   /S/ VICTOR M. RIVAS
------------------                     ----------------------------------------
David Thalheim                      Victor M. Rivas, President


Address of Consultant:              Address of Company:

6 Trusdale Drive                    1055 Stewart Avenue
Old Westbury, NY 11568              Bethpage, New York 11714



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                                       FORM OF NOTICE OF EXERCISE OF OPTION

-----------------------
           DATE

Ladenburg Thalmann Financial Services Inc.
1055 Stewart Avenue
Bethpage, NY 11714
Attention:  Stock Option Committee of Board of Directors

                  Re:      PURCHASE OF OPTION SHARES

Gentlemen:

         In accordance with my Stock Option Agreement dated as of May 7, 2001 ("Agreement") with Ladenburg Thalmann Financial Services Inc. (the "Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock ("Common Stock"), which are being purchased for investment and not for resale.

         As payment for my shares, enclosed is (check and complete applicable box[es]):

                  a [personal check] [certified check] [bank check] payable to the order of "Ladenburg Thalmann Financial Services Inc." in the sum of $_________;

                  confirmation of wire transfer in the amount of $_____________; and/or certificate for ____ shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in the Agreement) of $_________.

                  I hereby surrender that portion of the unexercised, but exercisable, portion of the Option having a value equal to the purchase price multiplied by the number of shares of Common Stock being purchased hereunder, to wit: the Option to purchase _____ Option Shares.

                  through broker payment as provided in Section 7.3.3 (see broker letter attached)

         I hereby represent, warrant to, and agree with, the Company that

         (i) I am acquiring the Option Shares for my own account and not with a view towards the distribution thereof;



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         (ii) I have received a copy of the Plan and all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

         (iii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

         (iv) I understand I am subject to the Company's Insider Trading Policy and have received a copy of such policy as of the date of this Agreement;

         (v) I agree that I will not sell, transfer by any means or otherwise dispose of the Option Shares acquired by me hereby except in accordance with Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company;

         (vi) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

         (vii) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;

         (viii) in my rights with respect to the Option Shares shall, in all respects, be subject to the terms and conditions of this Company's 1999 Performance Equity Plan and this Agreement; and

         (ix) the certificates evidencing the Option Shares shall bear the following legend:

                  "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."



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         Kindly forward to me my certificate at your earliest convenience.

         Very truly yours,


         ------------------------------     ------------------------------
         (Signature)                                (Address)


         ------------------------------     ------------------------------
         (Print Name)                               (Address)


                                            ------------------------------
                                               (Social Security Number)




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